                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-05083

             VAN ECK VIP TRUST - VAN ECK VIP GLOBAL HARD ASSETS FUND
               (Exact name of registrant as specified in charter)

                     335 Madison Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                     335 MADISON AVENUE, NEW YORK, NY 10017
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 293-2000

Date of fiscal year end:  DECEMBER 31

Date of reporting period: DECEMBER 31, 2012

Item 1. Report to Shareholders

ANNUAL REPORT
D E C E M B E R 3 1 , 2 0 1 2

Van Eck VIP Trust

Van Eck VIP Global Hard Assets Fund

The information contained in the enclosed shareholder letters represent the personal opinions of the investment team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment team members are as of December 31, 2012.

VAN ECK VIP TRUST

PRIVACY NOTICE

At Van Eck Global, we respect our clients’ right to privacy. In order for us to provide efficient service for our customers, we collect and maintain certain personal information about you (including transaction history, name, social security number, address, etc.). This information is collected via investment applications, written and oral communications between you or your representatives and us, trades through financial institutions, web site requests, or other forms you may have provided in order to receive information from us or process a transaction.

Please be assured that we do not share this information with any third parties, with the exception of our service providers, certain government agencies, and other non-affiliated parties for our everyday business purposes, such as to process transactions, maintain accounts, respond to court orders and legal investigations, or report to credit bureaus.

Service providers may include but are not limited to transfer agents, custodians and mailing services that are authorized to use this information to carry out services for which we hire them; they are not permitted to share this information for other purposes. Information may be shared with our affiliates (other Van Eck Companies) as permitted by law. However, we limit access to your information to authorized employees only. Be assured that we maintain physical, electronic and procedural safeguards to protect your non-public personal information.

By law, we are required to notify you of any plans to disclose your nonpublic personal information to a non-affiliated third party. We have no current plans to make any such disclosure; however, at any time this might occur in the future, you would be given the opportunity to “opt out.”

For further information or questions regarding our privacy policies, please contact us at 1.800.221.2220

VAN ECK VIP GLOBAL HARD ASSETS FUND

Dear Shareholder:

Overview

The Initial Class of the Van Eck VIP Global Hard Assets Fund (the “Fund”) gained 3.39% for the twelve months ended December 31, 2012. To compare, the Fund’s benchmark, the S&P® North American Natural Resources Sector Index1 (SPGINRTR), returned 2.20% for the same period. The Fund outperformed its benchmark due to effective stock selection in diversified metals and mining, as well as several oil and gas subsectors including drilling, refining, services and exploration and production.

Market Review

▪

Precious metals performed well during the annual period, extending its multi-year gain to twelve years in 2012 due primarily to continued global monetary policy stimulus; gold bullion prices gained $111.65 per ounce, or 7.14%, to close 2012 at $1,675.35 per ounce.

▪	Despite higher gold bullion prices, stocks of gold mining companies finished 2012 down, as the market punished them for missing their production and operating cost guidance during the year.

▪	Base metals generated slightly positive results, as optimism regarding global economic demand was somewhat offset by Europe’s recession and China’s slowed economic growth.

▪	Energy was weak during the period, led lower by the decline in crude oil prices as pressured by increasing North American production and supplies, and declining North American energy consumption.

▪	Crude oil prices declined 7.09% during the annual period to end at $91.82 per barrel; conversely, natural gas prices surged 12.11% to approximately $3.35 per million British thermal units (BTUs).

▪	Agriculture was strongest for period. Grain prices led the way, bolstered by decreased U.S. production amid severe drought conditions.

Fund Review

The Fund’s two best performers were both oil refiners—HollyFrontier (1.7% of Fund net assets†) and Western Refining (1.4% of Fund net assets†), which saw their shares advance 116.36% and 134.96%, respectively, during the annual period. Both benefited from differentials in the pricing of West Texas Intermediate (WTI) and Brent crude oil during the twelve months. Strong crack spreads further supported each of these refiners’ share price gains. Crack spreads are the differential between the price of crude oil and petroleum products extracted from it.

Another strong performer for the Fund during the annual period was building materials manufacturer Louisiana-Pacific (2.1% of Fund net assets†). Its shares rose 139.41% on an improved housing market and on strength in lumber and wood panel prices.

Of course, there were disappointments as well. U.S. iron ore and coal miner Cliffs Natural Resources (1.4% of Fund net assets†) detracted from the Fund’s results. Its shares declined 35.11% during the annual period on weak iron ore pricing. Oil and gas exploration and production company SM Energy (2.1% of Fund net assets†) saw its shares drop 28.46% on falling NGL (natural gas liquids) prices. Shares of gold mining company Newmont Mining (2.3% of Fund net assets†) declined 20.41% as higher operating and production costs pressured the industry broadly and as increased capital expenditures and uncertainty around its projects in the Congo weighed on its performance.

During the annual period, we increased the Fund’s exposure to forest products companies based on an improved outlook for the housing market. To a more modest degree, we also increased the Fund’s allocation to steel companies, as we anticipate continuation of a demand recovery in China and a potential rebound in U.S. steel prices.

Within energy, we increased the Fund’s allocation to oil services and exploration and production companies, and decreased exposure to integrated energy companies and coal companies. We focused the Fund’s energy holdings on specific oil and gas acreage plays that in our view have attractive economics and/or have strong shale positions the Permian, Bakken, Eagleford and other basins. We believe oil services companies continue to be leveraged to the global energy cycle and thus are focusing our selections within this industry on international companies, where we expect margins to improve. Among refiners, we remained focused on what we considered to be the structural advantages of mid-continental refiners demonstrating better than expected earnings per share and strong free cash flow generation.

Market Outlook

Going forward, we believe West Texas Intermediate-Brent crude oil price differentials may compress as new capacity comes online; however, we intend to seek to take advantage of structural advantages for as long as they persist. There is continued uncertainty regarding crude oil prices and related equities due primarily to supply/demand outlook factors. Domestically, we expect increased U.S. energy production, especially from the Bakken and Eagleford basins. Internationally, Chinese demand, Middle East production and non-OPEC production will likely be key influences.

Domestic Crude Oil Production (1991 - 2012)

Natural gas prices will, in our view, continue to be dependent on weather conditions. Rig counts have continued to decline in an effort to slow gas production growth and get the supply/demand balance in check. Coal producers have similarly been cutting production in an attempt to get in line with falling demand levels. The natural gas price collapse hurt demand for coal. However, should natural gas prices rise above the $3.50/mmbtu level, this could be seen as a positive for the coal sector looking ahead. Overall, we believe the energy sub-sector will likely focus broadly on capital spending discipline and strategic allocations in the months ahead. This should allow attractive shale positions to be exposed and may well be the key to performance differentiation going forward.

In our view, economic recovery should continue in the U.S. and China and potentially in Japan and Europe. At the same time, anticipated continuation of monetary easing across the world’s major central banks, including those of the U.S., the Eurozone, the U.K., Japan and China, is likely to continue weakening currencies driving enhanced focus on commodities as a safe haven. The U.S. Federal Reserve has already committed to open-ended quantitative easing as well as rolling the end of Operation Twist into its mortgage-backed securities purchases program and outright purchases. We believe that as investors seek protection against unexpected high inflation in the future, hard assets—and gold and silver, especially—should be increasingly favored.

The Fund is subject to risks associated with concentrating its investments in hard assets and the hard assets sector, including real estate, precious metals and natural resources, and can be significantly affected by events relating to these industries, including international political and economic developments, inflation, and other factors. The Fund’s portfolio securities may experience substantial price fluctuations as a result of these factors, and may move independently of the trends of industrialized companies. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is subject to risks associated with investments in debt securities, derivative, commodity-linked instruments, illiquid securities, asset-backed securities and CMOs. The Fund is also subject to inflation risk, short sales risk, market risk, non-diversification risk and leverage risk. An investment in the Fund should be considered part of an overall investment program, rather than a complete investment program.

VAN ECK VIP GLOBAL HARD ASSETS FUND

We appreciate your continued investment in the Van Eck VIP Global Hard Assets Fund. We look forward to helping you meet your investment goals in the future.

Investment Team Members:

Charles T. Cameron	Shawn Reynolds
Co-Portfolio Manager	Co-Portfolio Manager

†	All Fund assets referenced are Total Net Assets as of December 31, 2012.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

[1]	The S&P® North American Natural Resources Sector (SPGINRTR) Index includes mining, energy, paper and forest products, and plantation-owning companies.

TOP TEN EQUITY HOLDINGS*
December 31, 2012 (unaudited)

Anadarko Petroleum Corp.
(U.S., 4.2%)

Anadarko Petroleum is an oil and gas exploration and production company, with major areas of operation located onshore in the United States, the Gulf of Mexico, Algeria, East and West Africa, and has production in China. The company markets natural gas, oil and natural gas liquids (NGLs), and owns and operates gas gathering and processing systems.

Halliburton Co.
(U.S., 3.9%)

Halliburton provides energy services and engineering and construction services, as well as manufactures products for the energy industry. The company offers services and products and integrated solutions to customers in the exploration, development, and production of oil and natural gas.

Schlumberger Ltd.
(U.S., 3.8%)

Schlumberger is an oil services company. The company, through its subsidiaries, provides a wide range of services, including technology, project management and information solutions to the international petroleum industry as well as advanced acquisition and data processing surveys.

Xstrata PLC
(United Kingdom, 3.7%)

Xstrata, a diversified mining group, explores for and mines copper, coking coal, thermal coal, ferrochrome, vanadium, zinc, gold, lead and silver. The group conducts operations in Australia, South Africa and Argentina.

Pioneer Natural Resources Co.
(U.S., 3.1%)
Pioneer Natural Resources is an independent oil and gas exploration and production company, headquartered in Dallas, Texas, with operations primarily in the United States.

Cimarex Energy Co.
(U.S., 2.9%)
Cimarex Energy explores for and produces crude oil and natural gas in the United States. The company conducts activities primarily in New Mexico, Texas and Oklahoma.

Kuwait Energy
(Kuwait, 2.7%)

Kuwait Energy Company operates as an oil and gas exploration and production company. The company offers exploration, development, and production of oil and gas reserves. Kuwait Energy Company serves the oil and gas industry in Kuwait and abroad.

Marathon Oil Corp.
(U.S., 2.6%)

Marathon Oil Corporation is an independent international energy company engaged in exploration and production, oil sands mining and integrated gas. The Company’s operations are focused in North America, Africa and Europe.

Rio Tinto PLC
(U.K., 2.6%)

Rio Tinto is an international mining company. The company has interests in mining for aluminum, borax, coal, copper, gold, iron ore, lead, silver, tin, uranium, zinc, titanium dioxide feedstock, diamonds, talc and zircon.

Occidental Petroleum Corp.
(U.S., 2.6%)

Occidental Petroleum explores for, develops, produces and markets crude oil and natural gas. The company also manufactures and markets a variety of basic chemicals, vinyls and performance chemicals. Occidental gathers, treats, processes, transports, stores, trades and markets crude oil, natural gas, NGLs, condensate and carbon dioxide (CO2) and generates and markets power.

*	Percentage of net assets. Portfolio is subject to change.

Company descriptions courtesy of Bloomberg.com.

VAN ECK VIP GLOBAL HARD ASSETS FUND

PERFORMANCE COMPARISON December 31, 2012 (unaudited)

Average Annual Total Return 12/31/12	Fund Initial Class	SPGINRTR	S&P 500

One Year	3.39%	2.20%	16.00%

Five Year	(1.07)%	(1.51)%	1.66%

Ten Year	16.68%	12.78%	7.10%

Hypothetical Growth of $10,000 (Ten Year: Initial Class)

Average Annual Total Return 12/31/12	Fund Class S	SPGINRTR	S&P 500

One Year	3.11%	2.20%	16.00%

Five Year	(1.43)%	(1.51)%	1.66%

Life (since 5/1/06)	4.66%	3.44%	3.47%

Hypothetical Growth of $10,000 (Since Inception: Class S)

PERFORMANCE COMPARISON
(continued)

Inception date for the Van Eck VIP Global Hard Assets Fund was 9/1/89 (Initial Class) and 5/1/06 (Class S); index return for the Class S performance comparison is calculated as of nearest month end (4/30/06).

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Performance information reflects temporary waivers of expenses and/or fees and does not include insurance/annuity fees and expenses. Investment returns would have been reduced had these fees/expenses been included. Investment return and the value of the shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. Performance information current to the most recent month end is available by calling 1.800.826.2333.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges, fees and expenses for these benefits are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The S&P® North American Natural Resources Sector (SPGINRTR) Index includes mining, energy, paper and forest products, and plantation-owning companies.

The S&P® 500 Index consists of 500 widely held common stocks covering industrial, utility, financial and transportation sectors.

VAN ECK VIP GLOBAL HARD ASSETS FUND

EXPLANATION OF EXPENSES
(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 to December 31, 2012.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Van Eck VIP Global Hard Assets Fund

		Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period* July 1, 2012 – December 31, 2012

Initial Class Shares	Actual	$1,000.00	$1,122.10	$5.71
	Hypothetical**	$1,000.00	$1,019.75	$5.44

Class S Shares	Actual	$1,000.00	$1,120.90	$7.06
	Hypothetical**	$1,000.00	$1,018.47	$6.72

*

Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2012), of 1.07% on Initial Class Shares and 1.33% on Class S Shares, multiplied by the average account value over the period, multiplied by 184 and divided by 366 (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses

SCHEDULE OF INVESTMENTS
December 31, 2012

Number of Shares		Value

COMMON STOCKS: 91.6%

Brazil: 0.1%
1,614,800	Brazilian Resources, Inc. (CAD) * # §	$294,364

Canada: 10.2%
429,100	Eldorado Gold Corp. (USD)	5,526,808
473,700	First Quantum Minerals Ltd.	10,434,067
184,100	Goldcorp, Inc. (USD)	6,756,470
553,600	IAMGOLD Corp. (USD)	6,349,792
454,519	Kinross Gold Corp. (USD)	4,417,925
24,704	Kinross Gold Corp. Warrants
	(CAD 21.30, expiring 09/17/14) *	7,326
600,900	New Gold, Inc. (USD) *	6,627,927
649,700	Osisko Mining Corp. *	5,225,294

		45,345,609

Kuwait: 2.7%
389,061	Kuwait Energy Co. K.S.C.C. * # § ø	1,161,605
3,501,548	Kuwait Energy Plc * # § ø	10,534,828

		11,696,433

Norway: 2.1%
247,700	SeaDrill Ltd. #	9,125,738

Switzerland: 2.0%
150,200	Noble Corp. (USD)	5,229,964
307,200	Weatherford International Ltd. (USD) *	3,437,568

		8,667,532

United Kingdom: 14.5%
3,450,000	Afren Plc * #	7,486,462
300,500	African Minerals Ltd. * #	1,594,456
255,800	BHP Billiton Plc #	9,022,956
144,800	Ensco Plc (USD)	8,583,744
282,900	Ophir Energy Plc * #	2,337,847
74,400	Randgold Resources Ltd. (ADR)	7,384,200
199,000	Rio Tinto Plc (ADR)	11,559,910
924,400	Xstrata Plc #	16,136,132

		64,105,707

United States: 60.0%
100,905	Alpha Natural Resources, Inc. *	982,815
251,700	Anadarko Petroleum Corp.	18,703,827
59,600	Apache Corp.	4,678,600
55,500	Berry Petroleum Co.	1,862,025
114,100	Cameron International Corp. *	6,442,086
223,300	Cimarex Energy Co.	12,891,109
163,800	Cliffs Natural Resources, Inc.	6,316,128
120,500	Cloud Peak Energy, Inc. *	2,329,265
104,250	Concho Resources, Inc. *	8,398,380
245,000	Consol Energy, Inc.	7,864,500
50,100	Cummins, Inc.	5,428,335
143,500	Diamond Offshore Drilling, Inc.	9,752,260
62,300	Diamondback Energy, Inc. *	1,191,176
112,300	Dril-Quip, Inc. *	8,203,515
419,074	Far East Energy Corp. Warrants (USD 1.25, expiring 12/28/14) * # §	—
144,800	Freeport-McMoRan Copper & Gold, Inc.	4,952,160
55,500	Green Plains Renewable Energy, Inc. *	439,005

Number of Shares		Value

United States: (continued)
79,900	Gulfport Energy Corp. *	$3,053,778
498,100	Halliburton Co.	17,279,089
157,000	HollyFrontier Corp.	7,308,350
54,100	Jacobs Engineering Group, Inc. *	2,303,037
165,100	Key Energy Services, Inc. *	1,147,445
484,500	Louisiana-Pacific Corp. *	9,360,540
380,300	Marathon Oil Corp.	11,659,998
135,300	National Oilwell Varco, Inc.	9,247,755
209,750	Newfield Exploration Co. *	5,617,105
216,600	Newmont Mining Corp.	10,058,904
150,200	Occidental Petroleum Corp.	11,506,822
280,200	Patterson-UTI Energy, Inc.	5,220,126
129,900	Pioneer Natural Resources Co.	13,846,041
243,600	Schlumberger Ltd.	16,879,044
181,400	SM Energy Co.	9,470,894
194,900	Steel Dynamics, Inc.	2,675,977
116,400	Tesoro Corp.	5,127,420
79,900	The Mosaic Co.	4,524,737
157,000	United States Steel Corp.	3,747,590
226,000	Western Refining, Inc.	6,370,940
181,400	Whiting Petroleum Corp. *	7,867,318

		264,708,096

Total Common Stocks (Cost: $382,174,895)		403,943,479

EXCHANGE TRADED FUND: 1.2% (Cost: $3,933,621)
32,500	SPDR Gold Trust *	5,265,325

MONEY MARKET FUND: 5.8% (Cost: $25,370,992)
25,370,992	AIM Treasury Portfolio – Institutional Class	25,370,992

Total Investments: 98.6% (Cost: $411,479,508)		434,579,796
Other assets less liabilities: 1.4%		6,147,872

NET ASSETS: 100.0%		$440,727,668

ADR —	American Depositary Receipt
CAD —	Canadian Dollar
USD —	United States Dollar

*	Non-income producing
#

Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $57,694,388 which represents 13.1% of net assets.

§	Illiquid Security – the aggregate value of illiquid securities is $11,990,797 which represents 2.7% of net assets.
ø	Restricted security – the aggregate value of restricted securities is $11,696,433, or 2.7% of net assets.

See Notes to Financial Statements

VAN ECK VIP GLOBAL HARD ASSETS FUND

SCHEDULE OF INVESTMENTS
(continued)

Restricted securities held by the Fund as of December 31, 2012 are as follows:

Security	Acquisition Date	Number of Shares	Acquisition Cost	Value	% of Net Assets

Kuwait Energy Co. K.S.C.C.	08/06/2008	389,061	$1,176,489	$1,161,605	0.3%
Kuwait Energy Plc	12/19/2011	3,501,548	10,588,404	10,534,828	2.4

			$11,764,893	$11,696,433	2.7%

Summary of Investments by Sector (unaudited)	% of Investments	Value

Basic Materials	21.0%	$91,332,595
Energy	60.7	263,532,808
Industrial	3.9	17,091,912
Industrial Metals	6.2	26,753,544
Precious Metals	1.2	5,232,620
Exchange Traded Fund	1.2	5,265,325
Money Market Fund	5.8	25,370,992

	100.0%	$434,579,796

The summary of inputs used to value the Fund’s investments as of December 31, 2012 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Common Stocks
Brazil	$—	$—	$294,364	$294,364
Canada	45,345,609	—	—	45,345,609
Kuwait	—	—	11,696,433	11,696,433
Norway	—	9,125,738	—	9,125,738
Switzerland	8,667,532	—	—	8,667,532
United Kingdom	27,527,854	36,577,853	—	64,105,707
United States	264,708,096	—	—	264,708,096
Exchange Traded Fund	5,265,325	—	—	5,265,325
Money Market Fund	25,370,992	—	—	25,370,992

Total	$376,885,408	$45,703,591	$11,990,797	$434,579,796

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the year ended December 31, 2012:

	Common Stocks

	Brazil	Kuwait

Balance as of December 31, 2011	$881,295	$6,653,396
Realized gain (loss)	—	—
Net change in unrealized appreciation (depreciation)	(586,931)	5,043,037
Purchases	—	—
Sales	—	—
Transfers in and/or out of level 3	—	—

Balance as of December 31, 2012	$294,364	$11,696,433

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS
(continued)

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2012:

	Value as of December 31, 2012	Valuation Technique	Unobservable input description (1)	Unobservable input	Impact to Valuation from an Increase in Input (2)

Common Stocks		Market comparable
Kuwait	$11,696,433	companies	Production Multiple	65.0x	Increase
			EBITDA Multiple	5.8x	Increase
			Reserve Multiple	13.0x	Increase
		Black Scholes	Duration to conversion	0.75	Decrease
			Price Volatility	40%	Decrease
Brazil	$294,364	Discounted Cash Flow	Discount for lack of market	25%	Decrease

(1)

In determining certain of these inputs, management evaluates a variety of factors including economic condition, industry and market developments, market valuations of comparable companies and company specific developments. EBITDA means Earnings Before Interest Taxes Depreciation and Amortization.

(2)

This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases or decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

See Notes to Financial Statements

VAN ECK VIP GLOBAL HARD ASSETS FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2012

Assets:
Investments, at value (Cost: $411,479,508)	$434,579,796
Cash denominated in foreign currency, at value (Cost: $51)	52
Receivables:
Investments sold	6,946,777
Shares of beneficial interest sold	672,375
Dividends and interest	279,118
Prepaid expenses	4,253

Total assets	442,482,371

Liabilities:
Payables:
Shares of beneficial interest redeemed	726,764
Due to Adviser	368,160
Due to Distributor	17,143
Deferred Trustee fees	194,259
Accrued expenses	448,377

Total liabilities	1,754,703

NET ASSETS	$440,727,668

Initial Class Shares:
Net Assets	$354,486,863

Shares of beneficial interest outstanding	12,169,412

Net asset value, redemption and offering price per share	$29.13

Class S Shares:
Net Assets	$86,240,805

Shares of beneficial interest outstanding	3,038,382

Net asset value, redemption and offering price per share	$28.38

Net Assets consist of:
Aggregate paid in capital	$414,774,346
Net unrealized appreciation	23,100,136
Accumulated net investment loss	(4,103,838)
Accumulated net realized gain	6,957,024

$440,727,668

See Notes to Financial Statements

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2012

Income:
Dividends (net of foreign taxes withheld of $112,503)		$8,427,635

Expenses:
Management fees	$5,249,840
Distribution fees – Class S Shares	162,919
Transfer agent fees – Initial Class Shares	58,532
Transfer agent fees – Class R1 Shares (a)	4,448
Transfer agent fees – Class S Shares	20,807
Custodian fees	81,313
Professional fees	83,204
Reports to shareholders	89,942
Insurance	19,328
Trustees’ fees and expenses	70,145
Other	5,560

Total expenses	5,846,038

Net investment income		2,581,597

Net realized gain (loss) on:
Investments		9,824,881
In-kind redemptions		184,587,284
Foreign currency transactions and foreign denominated assets and liabilities		(18,429)

Net realized gain		194,393,736

Net change in unrealized appreciation (depreciation) on:
Investments		(98,738,493)
Foreign currency transactions and foreign denominated assets and liabilities		(1,063)

Net change in unrealized appreciation (depreciation)		(98,739,556)

Net Increase in Net Assets Resulting from Operations		$98,235,777

(a)	The Fund closed Class R1 Shares as of the close of business April 30, 2012 (See Note 1).

See Notes to Financial Statements

VAN ECK VIP GLOBAL HARD ASSETS FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2012	Year Ended December 31, 2011

Operations:
Net investment income	$2,581,597	$1,313,730
Net realized gain	194,393,736	86,385,138
Net change in unrealized appreciation (depreciation)	(98,739,556)	(303,973,493)

Net increase (decrease) in net assets resulting from operations	98,235,777	(216,274,625)

Dividends and Distributions to shareholders from:
Net investment income
Initial Class Shares	(2,278,070)	(13,120,525)
Class R1 Shares	—	(1,392,680)
Class S Shares	(506,358)	(279,746)

	(2,784,428)	(14,792,951)

Net realized gains
Initial Class Shares	(72,929,958)	(14,048,863)
Class R1 Shares	(7,810,105)	(1,498,287)
Class S Shares	(4,587,025)	(337,778)

	(85,327,088)	(15,884,928)

Total dividends and distributions	(88,111,516)	(30,677,879)

Share transactions*:
Proceeds from sale of shares
Initial Class Shares	69,378,295	143,462,639
Class R1 Shares	5,730,499	37,050,342
Class S Shares	50,489,502	49,987,527

	125,598,296	230,500,508

Transfer of shares due to conversion (a)
Initial Class Shares	110,034,621	—
Class R1 Shares	(110,034,621)	—

	—	—

Reinvestment of dividends and distributions
Initial Class Shares	75,208,028	27,169,388
Class R1 Shares	7,810,105	2,890,967
Class S Shares	5,093,383	617,524

	88,111,516	30,677,879

Cost of shares redeemed
Initial Class Shares	(841,968,495)	(194,119,546)
Class R1 Shares	(6,528,079)	(30,814,312)
Class S Shares	(14,345,310)	(18,002,752)
Redemption fees	7,293	52,195

	(862,834,591)	(242,884,415)

Net increase (decrease) in net assets resulting from share transactions	(649,124,779)	18,293,972

Total decrease in net assets	(639,000,518)	(228,658,532)
Net Assets:
Beginning of year	1,079,728,186	1,308,386,718

End of year (including accumulated net investment loss of $(4,103,838) and ($9,606,598), respectively)	$440,727,668	$1,079,728,186

* Shares of beneficial interest issued, transferred, reinvested and redeemed (unlimited number of $.001 par value shares authorized):
Initial Class Shares:
Shares sold	2,300,950	4,008,436
Shares transferred (a)	3,644,737	—
Shares reinvested	2,427,701	727,817
Shares redeemed	(26,337,151)	(5,456,975)

Net decrease	(17,963,763)	(720,722)

Class R1 Shares:
Shares sold	182,142	1,003,978
Shares transferred (a)	(3,649,573)	—
Shares reinvested	250,484	77,402
Shares redeemed	(203,550)	(877,182)

Net increase (decrease)	(3,420,497)	204,198

Class S Shares:
Shares sold	1,785,210	1,407,324
Shares reinvested	170,504	16,849
Shares redeemed	(506,171)	(513,491)

Net increase	1,449,543	910,682

(a)	At the close of business on April 30, 2012, the fund closed the Class R1 Shares and all outstanding Class R1 Shares were converted to Initial Class Shares.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year:

	Initial Class Shares

	Year Ended December 31,

	2012	2011		2010		2009	2008

Net asset value, beginning of year	$30.75	$37.67		$29.26		$18.75	$41.19

Income from investment operations:
Net investment income (loss)	0.15 (b)	0.04	(b)	(0.01)		(0.03)	0.11
Net realized and unrealized gain (loss) on investments	1.00	(6.09)		8.52		10.72	(16.53)

Total from investment operations	1.15	(6.05)		8.51		10.69	(16.42)

Less dividends and distributions from:
Net investment income	(0.18)	(0.42)		(0.11)		(0.06)	(0.11)
Net realized gains	(2.59)	(0.45)		—		(0.12)	(5.91)

Total dividends and distributions	(2.77)	(0.87)		(0.11)		(0.18)	(6.02)

Settlement payments from unaffiliated third parties	—	—		0.01		—	—

Redemption fees	— (d)	—	(d)	—	(d)	— (d)	— (d)

Net asset value, end of year	$29.13	$30.75		$37.67		$29.26	$18.75

Total return (a)	3.39%	(16.45)%		29.23	%(c)	57.54%	(46.12)%

Ratios/Supplemental Data
Net Assets, end of year (000’s)	$354,487	$926,630		$1,162,125		$897,073	$541,777
Ratio of gross expenses to average net assets	1.03%	0.92%		0.97%		1.10%	0.99%
Ratio of net expenses to average net assets	1.03%	0.92%		0.97%		1.10%	0.99%
Ratio of net expenses, excluding interest expense, to average net assets	1.03%	0.92%		0.97%		1.09%	0.99%
Ratio of net investment income (loss) to average net assets	0.50%	0.11%		(0.05)%		(0.15)%	0.28%
Portfolio turnover rate	29%	38%		70%		105%	76%

	Class S Shares

	Year Ended December 31,

	2012	2011		2010		2009	2008

Net asset value, beginning of year	$30.10	$36.95		$28.80		$18.53	$41.05

Income from investment operations:
Net investment income (loss)	0.13 (b)	(0.06	)(b)	0.05		(0.06)	0.05
Net realized and unrealized gain (loss) on investments	0.92	(5.96)		8.17		10.51	(16.44)

Total from investment operations	1.05	(6.02)		8.22		10.45	(16.39)

Less dividends from:
Net investment income	(0.18)	(0.38)		(0.08)		(0.06)	(0.22)
Net realized gains	(2.59)	(0.45)		—		(0.12)	(5.91)

Total dividends and distributions	(2.77)	(0.83)		(0.08)		(0.18)	(6.13)

Settlement payments from unaffiliated third parties	—	—		0.01		—	—

Redemption fees	— (d)	—	(d)	—	(d)	— (d)	— (d)

Net asset value, end of year	$28.38	$30.10		$36.95		$28.80	$18.53

Total return (a)	3.11%	(16.69)%		28.67	%(c)	56.92%	(46.35)%

Ratios/Supplemental Data
Net Assets, end of year (000’s)	$86,241	$47,818		$25,061		$3,899	$387
Ratio of gross expenses to average net assets	1.34%	1.26%		1.36%		2.24%	2.90%
Ratio of net expenses to average net assets	1.34%	1.26%		1.36%		1.44%	1.31%
Ratio of net expenses, excluding interest expense, to average net assets	1.34%	1.26%		1.36%		1.44%	1.30%
Ratio of net investment income (loss) to average net assets	0.47%	(0.18)%		(0.39)%		(0.73)%	(0.02)%
Portfolio turnover rate	29%	38%		70%		105%	76%

(a)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)	Calculated based upon average shares outstanding
(c)	For the year ended December 31, 2010, the Fund received settlement payments from unaffiliated third parties which represented 0.04% of the Initial Class Shares and Class S Shares total return.
(d)	Amount represents less than $0.005 per share

See Notes to Financial Statements

VAN ECK VIP GLOBAL HARD ASSETS FUND

NOTES TO FINANCIAL STATEMENTS
December 31, 2012

Note 1—Fund Organization—Van Eck VIP Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The Van Eck VIP Global Hard Assets Fund (the “Fund”) is a non-diversified series of the Trust and seeks long-term capital appreciation by investing primarily in hard asset securities. The Fund offers two classes of shares: Initial Class Shares and Class S Shares. The two classes are identical except Class S Shares are subject to a distribution fee. At the close of business on April 30, 2012, the Fund closed the Class R1 Shares and all Class R1 Shares outstanding were converted to Initial Class Shares.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund.

A.

Security Valuation—The Fund values its investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (as described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Fund’s pricing time (4:00 p.m. Eastern Standard Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. market, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Fund may also fair value securities in other situations, such as, when a particular foreign market is closed but the Fund is open. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are classified as Level 1 in the fair value hierarchy. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”), which reflects the differences in interest rates between the U.S. and foreign markets. Securities for which quotations are not available are stated at fair value as determined by the Pricing Committee of Van Eck Associates Corporation (the “Adviser”) appointed by the Board of Trustees. The Pricing Committee provides oversight of the Fund’s valuation policies and procedures, which are approved by the Fund’s Board of Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities, dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments for which market prices are not readily available. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value for these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented in the Schedule of Investments.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis which includes a hierarchy that prioritizes inputs in the valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assume the financial instruments were transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

NOTES TO FINANCIAL STATEMENTS
(continued)

A summary of the inputs, the levels used to value the Fund’s investments, and transfers between levels are located in the Schedule of Investments. Additionally, a table that reconciles the valuation of the Fund’s Level 3 investments and presents additional information about valuation methodologies and unobservable inputs, if applicable, is located in the Schedule of Investments.

B.

Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.

Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) on foreign currency transactions and foreign denominated assets and liabilities in the Statement of Operations.

D.

Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

E.

Restricted Securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund’s Schedule of Investments.

F.

Warrants—The Fund may invest in warrants whose values are linked to indices or underlying instruments. The Fund may use these warrants to gain exposure to markets that might be difficult to invest in through conventional securities. Warrants may be more volatile than their linked indices or underlying instruments. Potential losses are limited to the amount of the original investment. Warrants held at December 31, 2012 are reflected in the Schedule of Investments.

G.

Use of Derivative Instruments—The Fund may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. GAAP requires enhanced disclosures about the Fund’s derivatives instruments and hedging activities. The Fund held no derivative instruments during the year ended December 31, 2012.

Forward Foreign Currency Contracts—The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities or to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts, if any, are included in realized gain (loss) on foreign currency transactions and foreign denominated assets and liabilities in the Statement of Operations. The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar. The Fund held no forward foreign currency contracts during the year ended December 31, 2012.

H.

Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date. Realized gains and losses are calculated on the specific identified cost basis. Interest income, including amortization of premiums and discounts, is accrued as earned. Estimated foreign taxes that are expected to be withheld from proceeds at the sale of certain foreign investments are accrued by the Fund and decrease the unrealized gain on investments. The Fund received regulatory

VAN ECK VIP GLOBAL HARD ASSETS FUND

NOTES TO FINANCIAL STATEMENTS
(continued)

settlement payments during 2010 from unaffiliated third parties which is included in the Financial Highlights. The Fund received redemption fees from Class R1 Shares prior to its closing on April 30, 2012 and are reflected in the Statement of Changes in Net Assets and Financial Highlights.

Prior to the closing of Class R1 Shares on April 30, 2012, income, expenses (excluding class-specific expenses), realized, and unrealized gains/losses were allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses were charged directly to the applicable class of shares.

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 1.00% on the first $500 million of average daily net assets, 0.90% on the next $250 million of average daily net assets and 0.70% on the average daily net assets in excess of $750 million. The Adviser has agreed to, at least until May 1, 2013 waive management fees and/or assume expenses, excluding interest, taxes, and extraordinary expenses exceeding 1.20% for the Initial Class Shares and 1.45% for the Class S Shares. For the year ended December 31, 2012, no management fees were waived nor were any expenses assumed by the Adviser. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation, (the “Distributor”).

Note 4—12b-1 Plans of Distribution—The Fund and the Distributor are parties to a distribution agreement dated May 1, 2006. The Fund has adopted a Distribution Plan (the “Plan”) for Class S Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Plan, the Fund is authorized to incur distribution expenses for its Class S Shares which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts and payments to the Distributor, for reimbursement of other actual promotion and distribution expenses incurred by the Distributor on behalf of the Fund. The amount paid in any one year is 0.25% of average daily net assets for Class S Shares.

Note 5—Investments—For the year ended December 31, 2012, the cost of purchases and proceeds from sales of investments, excluding U.S. government securities, short-term obligations and in-kind transactions, aggregated $148,452,530 and $174,778,997, respectively.

Note 6—In-Kind Transactions—For the year ended December 31, 2012, the Fund had in-kind redemptions totaling $638,104,820.

Note 7—Income Taxes—For Federal income tax purposes, the identified cost of investments owned at December 31, 2012 was $419,836,846 and net unrealized appreciation aggregated $14,742,950 of which $50,272,975 related to appreciated securities and $35,530,025 related to depreciated securities.

At December 31, 2012, the components of accumulated earnings, on a tax basis, were as follows:

Undistributed ordinary income	$2,825,402
Undistributed long-term capital gains	8,577,331
Other temporary difference	(194,258)
Unrealized appreciation	14,744,847

Total	$25,953,322

The tax character of dividends and distributions paid to shareholders were as follows:

	Year Ended December 31, 2012	Year Ended December 31, 2011

Ordinary income	$17,803,511	$14,792,951
Long-term capital gains	70,308,005	15,884,928

Total	$88,111,516	$30,677,879

During the year ended December 31, 2012, as a result of permanent book to tax differences, the Fund decreased accumulated net investment loss by $5,705,591, decreased accumulated net realized gain on investments by $174,106,355 and increased aggregated paid in capital by $168,400,764. Net assets were not affected by this reclassification. These differences are primarily due to in-kind redemptions, foreign currency transactions and investments in passive foreign investment companies.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for

NOTES TO FINANCIAL STATEMENTS
(continued)

taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, the Fund is permitted to carryforward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (tax years ended December 31, 2009-2011), or expected to be taken in the Fund’s current tax year. The Fund does not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Fund’s financial statements.

Note 8—Concentration of Risk—The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

The Fund may concentrate its investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal and by investing in gold bullion and coins. Since the Fund may so concentrate, it may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature.

At December 31, 2012, the aggregate shareholder accounts of two insurance companies own approximately 55% and 23% of the Initial Class Shares and four insurance companies own approximately 61%, 20% and 10%, and 6% of the Class S Shares.

Note 9—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of eligible Funds of the Trust and the Van Eck Funds (another registered investment company managed by the Adviser) as directed by the Trustees.

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” in the Statement of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” in the Statement of Assets and Liabilities.

Note 10—Bank Line of Credit—The Trust may participate with Van Eck Funds (collectively the “VE/VIP Funds”) in a $20 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund at the request of the shareholders and other temporary or emergency purposes. The VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the VE/VIP Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2012, the Fund had no borrowings under the Facility.

Note 11—Securities Lending—To generate additional income, the Fund may lend its securities pursuant to a securities lending agreement with State Street Bank & Trust Co., the securities lending agent and also the Fund’s custodian. During the year ended December 31, 2012, the Fund had no securities lending activity.

Note 12—Custodian Fees—The Fund has entered into an expense offset agreement with its custodian wherein it receives credit toward the reduction of custodian fees whenever there are uninvested cash balances. For the year ended December 31, 2012, there were no offsets of custodial fees.

Note 13—Recent Accounting Pronouncements—The Fund adopted Accounting Standards Update (“ASU”) No. 2011-04“ Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards.” ASU No. 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU No. 2011-04 requires reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of

VAN ECK VIP GLOBAL HARD ASSETS FUND

NOTES TO FINANCIAL STATEMENTS
(continued)

the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU No. 2011-04 requires reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new disclosures have been implemented for annual and interim periods beginning after December 15, 2011 and can be found in Note 2 to the financial statements.

In December 2011, the Financial Accounting Standards Board issued ASU No. 2011-11, Balance Sheet (Topic 210) Disclosures about Offsetting Assets and Liabilities, which requires an entity to make additional disclosures about offsetting assets and liabilities and related arrangements. The new guidance seeks to enhance disclosures by requiring improved information about financial instruments and derivatives instruments that are either: (1) offset in accordance with GAAP, or (2) subject to enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in accordance with GAAP. The new guidance is effective for periods beginning on or after January 1, 2013. Management is currently evaluating the implications of ASU No. 2011-11 and its impact on the Fund’s financial statements.

Note 14—Subsequent Event Review—The Fund has evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

A dividend of $0.198 from net investment income and a distribution of $0.566 per share from long-term capital gains were declared and paid on January 31, 2013 to shareholders of record of the Initial Class Shares as of January 30, 2013 with a reinvestment date of January 31, 2013.

A dividend of $0.146 from net investment income and a distribution of $0.566 per share from long-term capital gains were declared and paid on January 31, 2013 to shareholders of record of the Class S Shares as of January 30, 2013 with a reinvestment date of January 31, 2013.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees of Van Eck VIP Trust and
Shareholders of Van Eck VIP Global Hard Assets Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Van Eck VIP Global Hard Assets Fund (one of the series constituting Van Eck VIP Trust) (the “Fund”) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Eck VIP Global Hard Assets Fund (one of the series constituting the Van Eck VIP Trust ) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York February 13, 2013

VAN ECK VIP GLOBAL HARD ASSETS FUND

TAX INFORMATION
(unaudited)

For the 2012 fiscal year, 28% of the ordinary income dividends paid by the Fund qualified for the Corporate Dividends Received Deduction.

VAN ECK VIP TRUST

BOARD OF TRUSTEES AND OFFICERS
(unaudited)

Trustee’s Name, Address(1) and Age	Position(s) Held with Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships Held Outside the Fund Complex(3) During the Past Five Years

Independent Trustees

Jon Lukomnik 56 (A)(G)	Trustee since March 2006	Managing Partner, Sinclair Capital LLC (consulting firm), 2000 to present; Executive Director, Investor Responsibility Research Center Institute, 2008 to present.	10	Chairman of the Board of the New York Classical Theatre; formerly Director of The Governance Fund, LLC; formerly Director of Sears Canada, Inc.

Jane DiRenzo Pigott 55 (A)(G)	Trustee since July 2007; Currently, Chairperson of the Governance Committee	Managing Director, R3 Group LLC (consulting firm), 2002 to present.	10	Formerly Director and Chair of Audit Committee of 3E Company (environmental services); formerly Director of MetLife Investment Funds, Inc.

Wayne H. Shaner 65 (A)(G)	Trustee since March 2006	Managing Partner, Rockledge Partners LLC, 2003 to present (investment adviser); Public Member of the Investment Committee, Maryland State Retirement System since 1991.	10	Director, The Torray Funds (2 portfolios), since 1993 (Chairman of the Board since December 2005).

R. Alastair Short 59 (A)(G)	Trustee since June 2004; Currently, Vice Chairperson of the Board and Chairperson of the Audit Committee	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present; Vice Chairman, W. P. Stewart & Co., Ltd. (asset management firm), September 2007 to September 2008; Managing Director, The GlenRock Group, LLC (private equity investment firm), May 2004 to September 2007.	60	Chairman and Independent Director, EULAV Asset Management; Independent Director, Tremont offshore funds; Director, Kenyon Review; formerly Director of The Medici Archive Project.

Richard D. Stamberger 53 (A)(G)	Trustee since 1995; Currently, Chairperson of the Board	President and CEO, SmartBrief, Inc. (business media company), 1999 to present.	60	Director, SmartBrief, Inc.

Robert L. Stelzl 67 (A)(G)	Trustee since July 2007	Trustee, Joslyn Family Trusts, 2003 to present; President, Rivas Capital, Inc. (real estate property management services company), 2004 to present.	10	Lead Independent Director, Brookfield Properties, Inc.; Director and Chairman, Brookfield Residential Properties, Inc.

(1)	The address for each Trustee and officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.
(2)

Each Trustee serves until resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all Independent Trustees, which provides that Independent Trustees shall resign from the Board on December 31 of the year such Trustee reaches the age of 75.

(3)	The Fund Complex consists of Van Eck Funds, Van Eck VIP Trust and Market Vectors ETF Trust.
(A)	Member of the Audit Committee.
(G)	Member of the Governance Committee.

VAN ECK VIP TRUST

BOARD OF TRUSTEES AND OFFICERS
(unaudited) (continued)

Officer’s Name, Address(1) and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupations During the Past Five Years

Officers:

Russell G. Brennan, 48	Assistant Vice President and Assistant Treasurer	Since 2008

Assistant Vice President of the Adviser, Van Eck Associates Corporation (Since 2008); Manager (Portfolio Administration) of the Adviser (September 2005-October 2008); Officer of other investment companies advised by the Adviser.

Charles T. Cameron, 52	Vice President	Since 1996	Director of Trading (Since 1995) and Portfolio Manager (Since 1997) for the Adviser; Officer of other investment companies advised by the Adviser.

John J. Crimmins, 55	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Since 2009 (Treasurer); since 2012 (Vice President, Chief Financial Officer and Principal Accounting Officer)

Vice President of Portfolio Administration of the Adviser (Since 2009); Vice President of Van Eck Securities Corporation (VESC) and Van Eck Absolute Return Advisers (VEARA) (Since 2009); Chief Financial, Operating and Compliance Officer, Kern Capital Management LLC (September 1997-February 2009); Officer of other investment companies advised by the Adviser.

Wu-Kwan Kit, 31	Assistant Vice President and Assistant Secretary	Since 2011	Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since 2011); Associate, Schulte Roth & Zabel LLP (September 2007-August 2011)

Susan C. Lashley, 57	Vice President	Since 1998	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.

Thomas K. Lynch, 56	Vice President and Chief Compliance Officer	Since 2007	Chief Compliance Officer of the Adviser and VEARA (Since December 2006) and VESC (Since August 2008); Officer of other investment companies advised by the Adviser.

Laura I. Martínez, 32	Assistant Vice President and Assistant Secretary	Since 2008

Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since 2008); Associate, Davis Polk & Wardwell (October 2005-June 2008); Officer of other investment companies advised by the Adviser.

Joseph J. McBrien, 64	Senior Vice President, Secretary and Chief Legal Officer	Since 2005

Senior Vice President, General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since December 2005); Director of VESC and VEARA (since October 2010); Officer of other investment companies advised by the Adviser.

Jonathan R. Simon, 38	Vice President and Assistant Secretary	Since 2006	Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since 2006); Officer of other investment companies advised by the Adviser.

Bruce J. Smith, 57	Senior Vice President	Since 1985

Senior Vice President, Chief Financial Officer, Treasurer and Controller of the Adviser, VESC and VEARA (Since 1997); Director of the Adviser, VESC and VEARA (Since October 2010); Officer of other investment companies advised by the Adviser.

Jan F. van Eck, 49	Chief Executive Officer and President	Since 2005 (serves as Chief Executive Officer and President since 2010, prior thereto served as Executive Vice President)

Director and Owner of the Adviser (Since July 1993); Executive Vice President of the Adviser (January 1985-October 2010); Director (Since November 1985), President (Since October 2010) and Executive Vice President (June 1991-October 2010) of VESC; Director and President of VEARA; Trustee, President and Chief Executive Officer of Market Vectors ETF Trust; Officer of other investment companies advised by the Adviser.

(1)	The address for each Executive Officer is 335 Madison Avenue, 19th Floor, New York, NY 10017.
(2)	Officers are elected yearly by the Trustees.

This report must be preceded or accompanied by a Van Eck VIP (the “Trust”) Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
335 Madison Avenue, New York, NY 10017
Account Assistance:	800.544.4653

vaneck.com	VIPGHAAR

Item 2. CODE OF ETHICS

a)   The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

b)   Not applicable.

c)   The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

d)   The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

e)   Not applicable.

f)   The Registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

     The Registrant's Board of Trustees has determined that Alastair Short, member of the Audit and Governance Committees, is an "audit committee financial expert" and "independent" as such terms are defined in the instructions to Form N-CSR Item 3(a)(2).

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)   Audit Fees

     Ernst & Young, as principal accountant for the Van Eck VIP Trust, billed audit fees of $108,000 for 2012 and $112,000 for 2011.

b)   Audit-Related Fees

     Ernst & Young billed other audit-related fees of $0 for 2012 and
     $0 for 2011.

c)   Tax Fees

     Ernst & Young billed tax fees of $16,400 for 2012 and $16,400 for 2011.

d)   All Other Fees

     None

e)   The Audit Committee pre-approves all audit and non-audit services to be provided to the Fund by the independent accountants as required by Section
     10A of the Securities Exchange Act of 1934. The Audit Committee has
     authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

     The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

f)   Not applicable.

g)   Ernst & Young does not provide services to the Registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser.

h)   Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

     Not applicable.

Item 6. SCHEDULE OF INVESTMENTS

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

     Not applicable.

Item 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

     None.

Item 11. CONTROLS AND PROCEDURES.

(a)  The Chief Executive Officer and the Chief Financial Officer have concluded that the Van Eck VIP Global Hard Assets Fund disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act)
     provide reasonable assurances that material information relating to the
     Van Eck VIP Global Hard Assets Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR
     270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. EXHIBITS.

(a)(1) The code of ethics is attached as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) VAN ECK VIP TRUST - VAN ECK VIP GLOBAL HARD ASSETS FUND

By (Signature and Title) /s/ John J. Crimmins, Treasurer and CFO
                         ---------------------------------------
Date March 8, 2013
     -----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Jan F. van Eck, CEO
                        -------------------------
Date March 8, 2013
     -----------------

By (Signature and Title)  /s/ John J. Crimmins, Treasurer and CFO
                        -----------------------------------------

Date March 8, 2013
     -----------------